UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
(Securities Exchange Act of 1934
(Amendment No.              )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material under § 240.14a-12.

ANNEXON, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

ANNEXON, INC.

2024 Annual Meeting of Stockholders
Vote by June 4, 2024
8:59 PM PT

ANNEXON, INC.
1400 SIERRA POINT PARKWAY, BLDG C, SUITE 200
BRISBANE, CALIFORNIA 94005

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You invested in ANNEXON, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held via the Internet on June 5, 2024, at 8:00 A.M. Pacific Time, at www.virtualshareholdermeeting.com/ANNX2024.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 5, 2024
8:00 A.M. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/ANNX2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. To elect the two nominees for director to serve as Class I directors to hold office until the 2027 annual meeting of stockholders. **Nominees:** 01) William H. Carson, M.D. 02) Muneer A. Satter	For
2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2024.	For
3. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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